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                                                                     EXHIBIT 4.2
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                                   [HGS LOGO]

                           HUMAN GENOME SCIENCES, INC.



INCORPORATED UNDER THE LAWS                                  SEE REVERSE FOR
OF THE STATE OF DELAWARE                                     CERTAIN DEFINITIONS

                                                             CUSIP 444903 10 8


THIS IS TO CERTIFY TAHT

is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF $.01 PER SHARE OF

HUMAN GENOME SCIENCES, INC.

transferable upon the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Secretary                                SEAL            Chief Executive Officer


                                         COUNTERSIGNED AND REGISTERED:
                                         AMERICAN STOCK TRANSFER & TRUST COMPANY
                                         (NEW YORK) TRANSFER AGENT AND REGISTRAR

                                         BY:
                                         AUTHORIZED SIGNATURE

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                           HUMAN GENOME SCIENCES, INC.

The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions on such preferences and/or rights. Such request may be addressed to the Secretary of the Corporation or to the Transfer Agent and Registrar named on the face of this Certificate.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                           UNIF GIFT MIN ACT -          Custodian
TEN ENT - as tenants by the entireties                                       --------           --------
JT TEN - as joint tenants with right of survivorship                          (Cust)             (Minor)
            and not as tenants in common                                     under Uniform Gifts to Minors
                                                                             Act
                                                                                 ---------------
                                                                                    (State)

         Additional abbreviations may also be used though not in the above list.

For value received,             hereby sell, assign and transfer unto
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PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
ASSIGNEE)

                                                                          Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Human Genome Sciences, Inc. and American Stock Transfer & Trust Company dated as of May 20, 1998, as amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Human Genome Sciences, Inc. Under certain circumstances, as set forth in the Rights Agreement, the Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Human Genome Sciences, Inc. will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Rights owned by or transferred to any person who becomes an Acquiring Person or their Affiliates or Associates (as such terms are defined in the Rights Agreement) and certain transferees thereof will become null and void and no longer transferable.